UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   Form 8-K/A

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                      February 2, 2007 (September 25, 2006)
                Date of Report (Date of Earliest Event Reported)


                        United National Film Corporation
        (Exact name of small business issuer as specified in its charter)

                      Commission File Number: 033-25350-FW


       Nevada                                                  84-1092589
(State of incorporation)                                (IRS Employer ID Number)


                   211 West Wall Street, Midland, Texas 79701
                    (Address of principal executive offices)


                                 (432) 682-1761
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a!12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4-(c))

ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

APPOINTMENT OF S. W. HATFIELD, CPA

On January 11, 2006 the Board of Directors and Management of United National Film Corporation (Company) engaged S.W. Hatfield CPA to review interim financial statements per Regulation S-B 228.310 (Item 310) and in that capacity the following filings were reviewed: 10QSBs for the periods ending September 30, 2003, December 31, 2003, March 31, 2004, September 30, 2004, December 31, 2004,
March 31, 2005, September 30, 2005, December 31, 2005 and March 31, 2005.

On September 25, 2006, the Board of Directors and Management of United National Film Corporation engaged the registered certified public accounting firm of S.
W. Hatfield, CPA as successor auditors for the Company, commencing with the year ended June 30, 2006.

During the Company's two most recent fiscal years (ended June 30, 2005 and 2004) and from July 1, 2005 to the date of this engagement (September 25, 2006), the Company had not consulted with S. W. Hatfield, CPA regarding either (i) the application of accounting principles to a specified transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's financial statements, and neither written nor oral advice was provided to the Company that was an important factor considered by the Compny.

ITEM 8.01 - OTHER EVENTS

On August 22, 2006, the shareholders of the Company approved a proposal to redomicile the Company from the State of Colorado to the State of Nevada. The Company will effect the redomicile through a merger with a new Nevada corporation which will be formed by the Company solely and specifically for the purpose of effecting the redomicile of the Company. The Company anticipates that the redomicile will be completed by October 31, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               UNITED NATIONAL FILM CORPORATION


Date: February 2, 2007                         By: /s/ Glenn A. Little
      ----------------                            ------------------------------
                                                                 Glenn A. Little
                                                     Chief Executive Officer and
                                                          Chief Financial Office